EXHIBIT 10.9


                 FINANCIAL SERVICES CORPORATION OF THE MIDWEST

           1996 COMBINED INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN
           ----------------------------------------------------------


                                     GENERAL


DEFINITIONS. As used in this Financial Services Corporation of the Midwest 1996 Combined Incentive and Nonstatutory Stock Option Plan, the following definitions shall apply:

      "Acceleration Event" means (i) any liquidation, dissolution or sale of all or substantially all of the assets of the Company, (ii) any merger of the Company into another corporation where the Company is not the survivor thereof, (iii) any transaction involving transfer of Company securities representing greater than 50 percent of the voting power of all issued and outstanding securities of the Company, or (iv) any other event which, in the opinion of the Board of Directors, is likely to lead to a change in control of the Company, whether or not such change in control actually occurs.

      "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) 424(f) of the Code.

      "Board of Directors" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Common Stock" means the common capital stock, par value $0.50 per share, of the Company.

      "Company" means Financial Services Corporation of the Midwest, a Delaware corporation.

      "Fair Market Value" means the value of the Common Stock determined by the Board of Directors, taking into consideration those factors affecting or reflecting the value of the Common Stock which they deem appropriate.

      "Incentive Stock Option" means an Option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

      "Non-Statutory Option" means an Option which is not an Incentive Stock Option.

      "Option" means an Incentive Stock Option or a Non-Statutory Option.

      "Option Agreement" means the formal written agreement to be entered into by and between the Company and the Optionee which will contain the specific terms and conditions upon which an Option is granted to an Optionee, as determined by the Board of Directors.

      "Optionee" means a holder of an Option granted pursuant to the Plan.

      "Plan" means the Financial Services Corporation of the Midwest 1996 Combined Incentive and Nonstatutory Stock Option Plan outlined herein.

      "Shareholders" means the holders of outstanding shares of the Company's Common Stock.

      PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Company and its Affiliates by permitting the Company to grant Options to employees, officers, members of the Board of Directors and others, thereby assisting the Company in its efforts to attract and retain the best available persons for positions of substantial responsibility, and to provide employees, officers, members of the Board of Directors and others an additional incentive to contribute, by the performance of services, to the future success of the Company and its Affiliates.

         ADMINISTRATION. Except as otherwise provided for in this Plan, the Plan shall be administered by the Board of Directors or any appropriately appointed committee thereof. Subject to the provisions of this Plan, the Board of Directors shall have sole authority to do everything necessary or appropriate to administer the Plan, including, without limitation, interpreting the Plan. All decisions, determinations and interpretations of the Board of Directors regarding the Plan shall be final and binding on all Optionees. The day to day administrative duties for the Plan may be delegated by the Board of Directors to one or more executive officers or other employees of the Company. All actions authorized to be taken by the Board of Directors under this Plan may as well be taken by any appropriately appointed committee thereof.

         TERM OF THE PLAN. The Plan was adopted by the Board of Directors on July 25, 1996, and shall continue in effect for the grant of Options for ten
(10) years until July 25, 2006, unless sooner terminated under Section 1.10 hereof. Any Option under the Plan must be granted on or prior to July 25, 2006. The expiration of the term of the Plan with respect to any Options granted under the Plan shall not affect Options then outstanding which have not yet expired.

         STOCK TO BE OPTIONED. The maximum number of shares which may be optioned and sold under the Plan is 20,000 shares of the Common Stock. Shares subject to Options which terminate or expire prior to exercise shall be available for future Options.

         GRANTING OF OPTIONS. The Board of Directors shall have the authority to grant Options and to determine, among other things, who shall receive Options, the time when Options shall be granted, the number of shares to be optioned and the vesting schedule for the Options. Each Option shall be granted pursuant to a formal written Option Agreement to be entered into by and between the Company and the Optionee, which Option Agreement shall be in such form as the Board of Directors may deem appropriate.

         EXERCISE  PRICE.  Except as  provided  in Section  3.3,  and subject to
Section 2.4, the exercise price of an Option shall not be less than the greater of (i) One Hundred and 00/100 Dollars ($100.00) per share or (ii) the Fair Market Value (as determined by the Board of Directors) of the Common Stock at the time the Option is granted, and Incentive Stock Options granted on the same date shall have the same exercise price. Should it be determined that any Option was not issued with an exercise price at least equal to the Fair Market Value of the Common Stock on the date of grant, such Option shall remain nevertheless valid and in full force and effect.

         OPTIONS NOT TRANSFERABLE. Options are not transferable in any manner except by will or the laws of descent and distribution, and during the lifetime of each Optionee shall be exercisable only by such Optionee. In the event of an Optionee's death, such Optionee's Option shall pass by will or the laws of descent and distribution and may thereafter be exercised only by such Optionee's personal representative, distributees or legatees, as the case may be, to the extent determined by the Board of Directors at the time of grant of the Option as shall be indicated in the Option Agreement evidencing the grant of such Option.

         ELIGIBLE OPTIONEES. Incentive Stock Options may be issued to any employees of the Company or any Affiliate, including, among others, employees who are officers of the Company and/or members of the Board of Directors. In addition, Non-Statutory Options may be granted to either employees or non-employees, including persons who are, at the time of such grant, members of the Board of Directors or persons who are deemed by the Board of Directors to be important to the future success of the Company or its Affiliates, including, but not limited to, independent contractors to the Company or its Affiliates, even though such persons are not then employees of the Company.

         AMENDMENT OR TERMINATION OF THE PLAN.

                  Exceptas provided in Section 1.10(c) below, notwithstanding anything to the contrary contained herein, the Board of Directors may amend the Plan from time to time in such respects as the Board of Directors may deem advisable, including, without limitation, the right to amend the Plan so as to affect Options already granted, other than to increase the Option price of Options already granted and/or other than to decrease or terminate the Options already granted.

                  The Board of Directors may at any time terminate the Plan. Any such termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been terminated.

                  In the event of the occurrence of an Acceleration Event, the Board of Directors may elect to terminate all of the Options outstanding under the Plan as of the effective date of the Acceleration Event, provided that each of the following conditions are met:

                  Each Optionee shall be given at least thirty (30) calendar days written notice of such termination, which notice shall include an explanation of the rights of the Optionee as indicated below, and shall additionally describe in reasonable detail the relevant terms and conditions of the Acceleration Event, including the anticipated effective date of the Acceleration Event ("Acceleration Event Notice").

                  Upon receipt by an Optionee of the Acceleration Event Notice, assuming occurrence of the Acceleration Event, all Options held by the Optionee shall have their vesting accelerated and be exercisable in full. Unless otherwise determined by the Board of Directors: (A) each Option held by the Optionee may thereafter be exercised only by the Optionee providing written notice to the Company at least fifteen (15) days prior to the anticipated effective date for the Acceleration Event specified in the Acceleration Event Notice, specifically stating the extent to which the Optionee will exercise the Option (the "15-Day Exercise Notice"); (B) any such exercise shall be further accomplished by the Optionee complying with the requirements of Section 1.13 of this Plan and shall be effective as of the actual effective date of the Acceleration Event; (C) if no 15-Day Exercise Notice is provided by the Optionee to the Company, assuming occurrence of the
                  Acceleration Event, the Optionee shall have no right, and shall be presumed to have waived any right, to any further exercise of the Option; and (D) at 12:01 a.m. on the actual effective date of the Acceleration Event, the Option (to the extent not previously exercised) shall terminate.

                  Notwithstanding the provisions of Section 1.13 of this Plan (assuming an Optionee does not engage in a "cashless" exercise of his/her Option), payment in full of the Exercise Price shall not be required to be delivered in connection with delivery of the 15-Day Exercise Notice, but instead shall be required to be paid in full on the effective date of the Acceleration Event.

                  If the anticipated Acceleration Event does not occur, the rights and obligations of all Optionees and the Company shall be as though the Acceleration Event Notice was never provided and any exercise of Options by Optionees pursuant to delivery of 15-Day Exercise Notices had never occurred, including, but not limited to, that (A) the vesting schedule for all Options shall be as otherwise provided in their respective stock option agreements, (B) any exercise of Options by Optionees pursuant to delivery of 15-Day Exercise Notices shall be void and of no effect, and (C) any shares issued to Optionees as a result of delivery of 15-Day Exercise Notices shall be considered canceled and all certificates relating thereto immediately returned to the Company.

         ADJUSTMENTS UPON CHANGES IN  CAPITALIZATION.  If an Optionee  exercises all or any portion of an Option subsequent to any change in the number of outstanding shares of Common Stock of the Company occurring by reason of any stock dividend, stock split, reverse stock split or other similar recapitalization of the Company, there shall be an appropriate adjustment to the number of shares of Common Stock underlying the Option so that the Optionee shall then receive for the aggregate price paid by him on such exercise of an Option the number of shares which he would have held at the time of such exercise if such Option had been exercised to the same extent prior to such stock dividend, stock split, reverse stock split or other similar recapitalization. Notwithstanding the foregoing, no fractional shares shall be issued or paid for.

         AGREEMENT AND REPRESENTATIONS OF OPTIONEE. As a condition to the exercise of any portion of an Option, the Optionee must represent and agree that any and all shares of Common Stock purchased under an Option will be acquired for investment and not for resale. The Company may restrict the transfer of the shares of Common Stock purchased and affix a legend to the certificate representing such shares, stating that such shares may not be transferred without (i) an opinion of counsel satisfactory to the Company that the proposed transfer may lawfully be made without registration under the federal Securities Act of 1933 and registration, notice or approval under any applicable state securities laws, or (ii) such applicable registration(s), notice(s) and approval(s).

         EXERCISE OF OPTIONS. Options can be exercised only by Optionees or other proper parties delivering written notice to the Company at its principal office within the Option period, stating the number of shares as to which the Option is being exercised and accompanied by payment in full of the Exercise Price for all shares designated in the notice (subject to the possible inclusion of a "cashless" exercise provision in the Option Agreement, in the discretion of the Board of Directors). The Exercise Price shall be paid in cash or by certified or cashier's check or, with the prior written consent of the Company, by surrender to the Company of previously acquired shares of Common Stock, such shares to be credited against the Exercise Price based upon the fair market value thereof on the date of exercise, as determined by the Board of Directors. Such notice shall further contain a representation that such shares are being acquired for investment and not for resale. The Company shall then cause a certificate or certificates for such shares to be delivered within a reasonable period.


         INCENTIVE STOCK OPTIONS

         TERM OF INCENTIVE STOCK OPTIONS. Each Incentive Stock Option granted under the Plan shall be exercisable only during the term for such Incentive Stock Option as fixed by the Board of Directors; provided, however, that this term may be no longer than 10 years from the date of grant (subject to Section
2.4 below).

         TERMINATION OF EMPLOYMENT. Subject to the discretion of the Board of Directors to determine otherwise at the time of grant of the Incentive Stock Option, upon termination of an Optionee's employment with the Company or an Affiliate, whether such termination is due to death, voluntary termination, involuntary termination or otherwise: (i) all Incentive Stock Options held by the Optionee may thereafter be exercised only to the extent the Optionee was entitled to exercise such Incentive Stock Options as of the date of such termination of employment; (ii) and all Incentive Stock Options held by the Optionee shall terminate three (3) months after the effective date of any such termination of employment.

         LIMIT ON EXERCISE. The aggregate Fair Market Value, determined as of the time the Incentive Stock Option is granted, of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan, and any other incentive stock option plan of the Company or an Affiliate under Section 422 of the Code, shall not exceed $100,000. To the extent an Incentive Stock Option exceeds this $100,000 limit, the portion of the Incentive Stock Option in excess of such limit shall be deemed a Non-Statutory Option.

         SPECIAL RULE FOR TEN PERCENT SHAREHOLDER. If, at the time an Incentive Stock Option is granted, an employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Affiliates, as determined using the attribution rules of Section 424(d) of the Code, then the terms of the Incentive Stock Option shall specify that the option exercise price shall not be less than the greater of (i) $100.00 per share or (ii) 110% of the Fair Market Value of the Common Stock at the time the Option is granted, and that the term of such Incentive Stock Option may be no longer than five (5) years from the date such Incentive Stock Option is granted.

         FAILURE TO MEET REQUIREMENTS. In the event that an Option is granted as an Incentive Stock Option but, for whatever reason, part or all of the Option fails to meet all requirements to qualify as an Incentive Stock Option, the Option shall nevertheless continue to be issued and valid except that portion of the Option which does not qualify as an Incentive Stock Option shall be deemed a Non-Statutory Option.


         NON-STATUTORY OPTIONS

         TERM OF NON-STATUTORY OPTIONS. Each Non-Statutory Option granted under the Plan shall be exercisable only during the term for such Non-Statutory Option as fixed by the Board of Directors.

         TERMINATION OF RELATIONSHIP. Subject to the discretion of the Board of Directors to provide for otherwise at the time of grant of the Non-Statutory Option, upon termination (as determined solely by the Board of Directors) of the relationship between an Optionee and the Company (or the Affiliate, as the case may be), whether such relationship consisted of such Optionee serving as an employee of, a member of the Board of Directors of, or an independent contractor providing services to the Company (or the Affiliate): (i) all Non-Statutory Options held by the Optionee may thereafter be exercised only to the extent the Optionee was entitled to exercise such Non-Statutory Options as of the date of such relationship termination; and (ii) all Non-Statutory Options held by the Optionee shall terminate three (3) months after the effective date of any such relationship termination.

         EXERCISE PRICE. The Company may elect to grant Non-Statutory Options at a price less than the Fair Market Value of the Common Stock at the time the Option is granted so long as the exercise price is equal to or greater than $100.00 per share.


         ADDITIONAL PROVISIONS

         STOCKHOLDER APPROVAL. The Plan shall be submitted for the approval of the stockholders of the Company at the first meeting of stockholders held subsequent to the adoption of the Plan and in all events within one year of its approval by the Board of Directors. If at said meeting the stockholders of the Company do not approve the Plan, the Plan shall terminate.

         NO RIGHTS AS SHAREHOLDER. No Optionee shall have any rights as a shareholder with respect to any shares subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

         WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state, or local withholding tax liability.

         RESERVATION OF SHARES OF COMMON STOCK. The Company, during the term of the Plan and all Options issued under the Plan, will at all times reserve and keep available, and will use its commercially reasonable best efforts to seek or obtain approval from any regulatory body having jurisdiction over the transactions contemplated by this Plan necessary in order to issue and sell, such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

         INCOME TAX TREATMENT. Government jurisdiction, income reporting and tax withholding requirements will be complied with by the Company whenever the Options are exercised and any income tax payment and any income tax prepayment requirements (including any tax withholding requirements imposed upon the Company) will be effectively borne by the Optionee. SINCE FEDERAL INCOME TAX LAW IS SUBJECT TO CHANGE AND INCOME TAX LAWS VARY FROM STATE TO STATE, THE COMPANY STRONGLY RECOMMENDS THAT OPTIONEES CONSULT WITH THEIR INDIVIDUAL TAX ADVISORS PRIOR TO EXERCISE OF AN OPTION.

         EXCEPTIONS TO TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Board of Directors at its discretion, and any determination by the Board of Directors shall be final and conclusive. A termination of employment shall not occur where the Optionee transfers from the Company to one of its Affiliates or transfers from an Affiliate to the Company or another Affiliate.

         NO RIGHT TO CONTINUED EMPLOYMENT. Agreements entered into in accordance with the Plan shall not confer on Optionees any right to continuance of employment by or with the Company or its Affiliates, nor shall such agreements interfere in any way with the Optionee's or the Company's right to terminate such employment at any time for any reason or no reason.

         SUCCESSORS AND ASSIGNS. Agreements entered into in accordance with the Plan shall be binding upon the heirs, successors and assigns of the Company and the Optionees.

         ILLINOIS LAW. Agreements entered into in accordance with the Plan shall be construed according to the laws of the State of Illinois, U.S.A.

         REGULATORY APPROVAL. All obligations of the Company to issue shares of the Common Stock in connection with the exercise of Options shall be subject to the ability of the Company to obtain necessary approvals from state and/or federal regulatory agencies, and any time frames relating to the purchase of stock by the Company (or its assigns) from an Optionee (as may be provided in the stock option agreements evidencing the grant of Options) shall be extended as reasonably necessary to allow the Company (or its assigns) to obtain necessary approvals from state and/or federal regulatory agencies.

Option No. ___

                  FINANCIAL SERVICES CORPORATION OF THE MIDWEST

                        INCENTIVE STOCK OPTION AGREEMENT
           ---------------------------------------------------------


THIS AGREEMENT, effective as of the _____ day of _______________, 199_, is made by and between Financial Services Corporation of the Midwest, a Delaware corporation (the "Company"), and _________________________ (the "Optionee"), in accordance with the provisions of the Financial Services Corporation of the Midwest 1996 Combined Incentive and Nonstatutory Stock Option Plan (the "Plan").

                              W I T N E S S E T H:

In consideration of services rendered or to be rendered to the Company by the Optionee, the parties hereto agree as follows:

      RECEIPT OF PLAN. Capitalized terms used and not defined in this Agreement shall have the meaning as defined in the Plan. The Optionee hereby acknowledges receipt of a copy of the Plan.

      GRANT OF OPTION. The Company hereby grants to the Optionee the option (the "Option") to purchase all or any part of an aggregate of ________ shares (the "Shares") of the Common Stock of the Company at the exercise price of $_____ per share (the "Exercise Price") and on the terms and conditions set forth in this Agreement. Said Exercise Price equals or exceeds the per share fair market value of the Shares on the date the Option was granted; provided, however, that if the Optionee owns, on the date the Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Exercise Price equals or exceeds one hundred ten percent (110%) of the fair market value of the Common Stock on the date the Option was granted.

      OPTION TERM AND VESTING. The Option shall terminate at 5:00 P.M., ______________, _____________ time, on ____________, 19__, or on such earlier date as may be required by this Agreement; provided, however, that if the Optionee owns, on the date the Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Option shall only constitute an Incentive Stock Option to the extent exercised on or prior to [Insert 5-year Anniversary Date], and to the extent exercised after [Insert 5-year Anniversary Date], the Option shall be considered a Non-Statutory Option. Except as otherwise provided herein, from and after the date of this Agreement, the Option shall be exercisable to the extent of twenty percent (20%) of the total number of Shares subject to the Option; from and after [Insert 1st Anniversary Date], the Option shall be exercisable to the extent of forty percent (40%) of the total number of Shares subject to the Option; from and after [Insert 2nd Anniversary Date], the Option shall be exercisable to the extent of sixty percent (60%) of the total number of Shares subject to the Option; from and after [Insert 3rd Anniversary Date], the Option shall be exercisable to the extent of eighty percent (80%) of the total number of Shares subject to the Option; and from and after [Insert 4th Anniversary Date], the Option shall be exercisable to the extent of one hundred percent (100%) of the total number of Shares subject to the Option.

      ACCELERATION EVENT. In the event of the occurrence of an Acceleration Event, the Board of Directors may elect to terminate the Option as of the effective date of the Acceleration Event, provided that each of the following conditions is met:

                  The Optionee shall be given at least thirty (30) calendar days written notice of such termination, which notice shall include an explanation of the rights of the Optionee as indicated below, and shall additionally describe in reasonable detail the relevant terms and conditions of the Acceleration Event, including the anticipated effective date of the Acceleration Event (the "Acceleration Event Notice").

                  Upon receipt by the Optionee of the Acceleration Event Notice, assuming occurrence of the Acceleration Event, the Option shall have its vesting accelerated and be exercisable in full. Unless otherwise determined by the Board of Directors: (i) the Option may thereafter be exercised only by the Optionee providing written notice to the Company at least fifteen (15) days prior to the anticipated effective date for the Acceleration Event as specified in the Acceleration Event Notice, specifically stating the extent to which the Optionee will exercise the Option (the "15-Day Exercise Notice"); (ii) any such exercise shall be further accomplished by the Optionee complying with the requirements of
         Section 11 of this Agreement and shall be effective as of the actual effective date of the Acceleration Event; (iii) if no 15-Day Exercise Notice is provided by the Optionee to the Company, assuming occurrence of the Acceleration Event, the Optionee shall have no right, and shall be presumed to have waived any right, to any further exercise of the Option; and (iv) at 12:01 a.m. on the actual effective date of the Acceleration Event, the Option (to the extent not previously exercised) shall terminate.

                  Notwithstanding the provisions of Section 11 of this Agreement (assuming the Optionee does not engage in a "cashless" exercise of his/her Option), payment in full of the Exercise Price shall not be required to be delivered in connection with delivery of the 15-Day Exercise Notice, but instead shall be required to be paid in full on the effective date of the Acceleration Event.

                  If the anticipated Acceleration Event does not occur, the rights and obligations of the Optionee and the Company shall be as though the Acceleration Event Notice was never provided and any exercise of the Option by Optionee pursuant to delivery of the 15-Day Exercise Notice had never occurred, including, but not limited to, that
         (i) the vesting schedule for the Option shall be as otherwise provided in this Agreement, (ii) any exercise of the Option by the Optionee pursuant to delivery of the 15-Day Exercise Notice shall be void and of no effect, and (iii) any shares issued to the Optionee as a result of delivery of the 15-Day Exercise Notice shall be considered canceled and all certificates relating thereto immediately returned to the Company.


         TERMINATION OF EMPLOYMENT. Upon termination of the Optionee's employment with the Company or an Affiliate, whether such termination is due to death, voluntary termination, involuntary termination or otherwise: (i) the Option shall terminate three (3) months after the effective date of any such termination of employment; (ii) if such termination of employment results other than due to the death of the Optionee, the Option may be exercised only to the extent the Optionee was entitled to exercise it as of the date of such termination of employment; and (iii) if such termination of employment is due to the death of the Optionee, the Option shall then become exercisable to the extent one hundred percent (100%) of the total number of Shares subject to the Option.

         TRANSFERABILITY. The Option is not transferable in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by the Optionee. In the event of the Optionee's death, the Option shall pass by will or the laws of descent and distribution and may thereafter be exercised only by the Optionee's personal representative, distributees or legatees, as the case may be, and otherwise in accordance with this Agreement.

         QUALIFICATION AND TAX CONSIDERATIONS.

                  Exercise Price. It is the intent of the Company that the Option qualify for treatment as an "Incentive Stock Option" in accordance with Section 422 of the Code. Although the Company has attempted to comply with the statutory requirements for an Incentive Stock Option, no assurance is given that the Option does in fact so qualify. One of the requirements of an Incentive Stock Option is that the exercise price of the option equals or exceed the fair market value of the underlying Common Stock at the time the option is granted. For Optionees who own stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the exercise price of the option must equal or exceed one hundred ten percent (110%) of the fair market value of the underlying Common Stock at the time the option is granted. The Company has determined (with independent advice where considered necessary) that the Exercise Price for the Option equals or exceeds the fair market value of the Common Stock as of _____________, 19__. However, no assurance can be given that the Exercise Price and fair market value so determined will be accepted by the government or a court as correct.

                  Other Qualification Considerations. In addition, in order to qualify for favorable tax treatment, no disposition of stock obtained pursuant to an Incentive Stock Option may be made within 2 years from the date of the grant of the Option or within 1 year after exercise of the Option and the transfer of such stock to the Optionee. Further, in order to qualify for favorable tax treatment, the Option must be exercised no later than three (3) months after the termination of the Optionee's employment with the Company or an Affiliate (other than as a result of the death of the Optionee), whether such termination is voluntary or involuntary. It is conceivable that an Optionee may not be able to comply with these requirements if, for example, there were a cash buy-out of the Company, a liquidation or merger of the Company, etc. If these requirements are not observed, the Optionee will not receive the favorable tax treatment described below.

                  Tax Treatment. If the Option qualifies for favorable tax treatment as an Incentive Stock Option, the Optionee will realize no income upon receipt or exercise of an Option. Upon the sale of the Common Stock acquired with an Incentive Stock Option, the Optionee will generally be subject to tax on the gain (if any) realized therefrom. The Optionee's basis in such stock will be the Exercise Price under the Option. Since federal income tax law is subject to change and income tax laws vary from state to state, the Company urges the Optionee to consult with his or her individual tax advisor(s) prior to the exercise of an Option and the subsequent sale of Common Stock acquired pursuant to such exercise. THE COMPANY IS NOT GIVING, AND WILL NOT GIVE, BY THIS AGREEMENT OR OTHERWISE, INDIVIDUAL INCOME TAX ADVICE TO THE OPTIONEE.


         AMENDMENT AND TERMINATION. Notwithstanding anything else provided in the Option or Plan to the contrary, the Board of Directors may amend the Plan and the Option from time to time in such respects as the Board may deem advisable, including, without limitation, amendments to the Plan so as to affect the Option other than to increase the Exercise Price of the Option, decrease the number of shares subject to the Option or terminate the Option.

The Board of Directors may at any time terminate the Plan. Any such termination of the Plan shall not affect the Option already granted and the Option shall remain in full force and effect as if the Plan had not been terminated.

         ADJUSTMENTS. If the Optionee exercises all or any portion of the Option subsequent to any change in the number of outstanding shares of Common Stock of the Company occurring by reason of any stock dividend, stock split, reverse stock split or other similar recapitalization of the Company, at the discretion of the Board of Directors there shall be an appropriate adjustment to the number of shares of Common Stock so that the Optionee shall then receive for the aggregate price paid by him on such exercise of an Option the number of shares of Common Stock which he would have held at the time of such exercise if the Option had been exercised to the same extent prior to such stock dividend, stock split, reverse stock split or other similar recapitalization. Notwithstanding the foregoing, no fractional shares shall be issued or paid for.

         OPTIONEE REPRESENTATIONS. As a condition to the exercise of any portion of the Option, the Optionee must represent and agree, and hereby does represent and agree, that any and all shares of Common Stock purchased under the Option will be acquired for investment and not for resale. The Company may restrict the transfer of the shares purchased and affix a legend to the certificate representing such Common Stock stating that such shares may not be transferred without (i) the opinion of counsel satisfactory to the Company that the proposed transfer may lawfully be made without registration under the federal Securities Act of 1933 and registration, notice or approval under any applicable state securities laws or (ii) such applicable registration(s), notice(s) and approval(s).

         EXERCISE OF OPTIONS.

                  General. The Option can be exercised only by the Optionee or other proper party delivering written notice to the Company at its principal office within the option period, which written notice must be in the form of attached Exhibit A. Subject to Section 11.B. below, such notice must be accompanied by payment in full of the Exercise Price for all shares of Common Stock designated in the notice. The Exercise Price shall be paid in cash or by certified or cashier's check or, with the prior written consent of the Company, by surrender to the Company of previously acquired shares of Common Stock, such shares to be credited against the Exercise Price based upon the fair market value thereof on the date of exercise, as determined by the Board of Directors. Subject to Section 14 hereof, the Company shall then cause a certificate or certificates for such shares to be delivered within a reasonable period.

                  Cashless Exercise. Notwithstanding Section 11.A. above, the Optionee shall have the right to engage in a net value "cashless" exercise of the Option. A "net value" exercise will be implemented as follows:

                           As of the effective date of exercise,  the difference
                  between the aggregate fair market value of the Shares for which the Option is exercised and the aggregate exercise price of the Option for such Shares is determined.

                           The  difference  between  the  aggregate  fair market
                  value and the aggregate exercise price for the Shares will then be divided by the fair market value of one (1) Share to determine the number of Shares which are to be issued pursuant to a "net value" exercise.

                           For example,  if the Optionee were to engage in a net
                  value exercise with respect to 1,000 Shares at an exercise price of $50.00 per Share, and the fair market value of the Common Stock at that time was $75.00 per Share, the Optionee would acquire 333 1/3 Shares pursuant to such net value exercise of the Option. The 333 1/3 Shares in this example is obtained by dividing the $25,000 difference between the aggregate fair market value of the 1,000 Shares (1,000 x $75.00, or $75,000) and the aggregate exercise price for such 1,000 Shares (1,000 x $50.00, or $50,000) by the per share fair market value of the Common Stock as of such date ($75.00), resulting in 333 1/3 Shares.

         BUY-SELL OBLIGATIONS. All Shares acquired by the Optionee pursuant to exercise of the Option shall be subject to the following:

                  Right of First Refusal. Prior to transferring any Shares acquired pursuant to an exercise of the Option, the Optionee must first offer such Shares to the Company as follows:

                           Terms of  Offer.  The offer to the  Company  shall be
                  made upon the same purchase price, payment terms and other terms and conditions as proposed by the third party.

                           Written  Notice.  The offer shall be made in writing,
                  delivered to the Company, and shall state the number of Shares offered, the name and address of the proposed third party purchaser, the price per Share, the payment terms and any other terms and conditions of the third party offer, together with a representation, covenant and warranty that such third party offer is genuine.

                           Acceptance By The Company.  The offer shall create an
                  option in favor of the Company. The Company shall have a period of thirty (30) days, from receipt of written notice of the offer, within which to accept the offer. Acceptance shall be permitted only where acceptance by the Company is of all Shares offered. Acceptance of the offer shall be made by written notice delivered to the Optionee.

                           Failure to Exercise Option.  Absent acceptance of the
                  offer by the Company with respect to all Shares offered, any partial acceptance shall be invalid and, upon expiration of the option period provided to the Company in Section 12.A(iii) above, the Optionee may transfer all Shares offered provided
                  (a) such transfer is completed within sixty (60) days of the expiration of the option period provided to the Company as specified above and (b) such transfer does not occur on terms more favorable to the transferee and the terms upon which the Shares were offered to the Company. Shares so transferred shall no longer be subject to this right of first refusal.

                           Excluded  Transfers.  The  provisions of this Section
                  12.A. are intended to apply only to voluntary transfers of Shares by the Optionee. Transfers of Shares by the Optionee to his heirs, beneficiaries or legatees as a result of the death of the Optionee, together with involuntary transfers of Shares as a result of foreclosure by creditors, divorce decree or other similar transactions, are excluded; provided, however, that the transferees in each of these excluded transfers takes the Shares subject to this right of first refusal obligation, and any subsequent transfer by them must be made in compliance with the requirements of this provision.

                  Call Option. Shares acquired as a result of the exercise of this Option shall be subject to a call option in favor of the Company as follows:

                           Terms. For a period of ninety (90) days following any
                  such exercise, the Company shall have the option to purchase all or any portion of the Shares so acquired at a purchase price equal to the "market value" (as defined below) of the Shares to be acquired. This purchase price shall be paid in cash at closing.

                           Exercise of Call Option. To exercise its call option,
                  the Company shall be required to provide written notice of exercise to the Optionee (or his successor(s) or assign(s), as the case may be) prior to expiration of the ninety (90) day option term, which written notice shall specify the number of Shares to be acquired.

                           Market Value.  The "market value" of Shares  acquired
                  by the Company as a result of its exercise of the call option under this Section 12.B shall be determined in accordance with the following:

                                    Mutual  Agreement.   The  Optionee  and  the
                           Company shall, for a period of fifteen (15) days following exercise of the Company's call option, attempt to mutually agree upon the market value of the Shares to be acquired and sold. If they are not able to agree within this 15-day period, the market value shall be determined by appraisal.

                                    Appraisal.  For a period  of seven  (7) days
                           following expiration of the 15-day period specified in Section 12.B(iii)(a) above, the Optionee and the Company shall attempt to mutually agree upon an appraiser. If the parties agree upon the identity of the appraiser, the appraiser shall determine the market value of the Shares to be sold, and the value determined by such appraiser shall be the purchase price. If the parties are not able to reach agreement within such seven-day period, each shall identify an appraiser, the appraisers identified by the Optionee and the Company shall select a third appraiser, and the third appraiser shall determine the market value of the Shares to be acquired and sold. The value determined by such third appraiser shall be the purchase price. The fees and expenses charged by the appraiser(s) shall be paid one-half by the Company and one-half by the Optionee.

                  Closing. The closing of any acquisition and sale of Shares pursuant to this Section 12 shall take place within fifteen (15) days following (i) the Company's acceptance of the offer with respect to its exercise of its right of first refusal under Section 12.A, or (ii) final determination of the purchase price for the Shares with respect to the Company's exercise of its call option under Section 12.B. Any such closing shall take place at the principal business office of the Company. At the closing, the Optionee shall deliver to the Company, in exchange for payment of the purchase price, the certificates for the Shares being sold, endorsed for transfer, together with any other documents as may be reasonably requested by the Company to transfer full and complete title to such Shares to the Company. The Optionee shall warrant to the Company that the Optionee has good title to, the right of possession of and the right to sell such Shares and that the Shares are free and clear of all pledges, liens, encumbrances, charges, proxies, restrictions, options, transfers and other adverse claims. The Optionee shall further warrant to the Company that the Optionee will indemnify and hold harmless the Company for all costs, expenses and fees incurred in defending the title to and the right to possession of such Shares.

                  Stock Certificate Legend. Each certificate representing Shares of the common stock acquired pursuant to an exercise of the Option shall conspicuously display the following legend:

                  The transfer of stock represented by this Certificate is subject to substantial restrictions described in a Stock Option Agreement which is on file at the office of the Corporation. Acceptance of shares represented by this Certificate shall be deemed an agreement to be bound by the terms and conditions of such Stock Option Agreement.

         The restrictions contained in this Agreement shall be valid irrespective of the existence of such legend on any stock certificate. The Company shall keep and maintain a copy of this Agreement available at its registered office for inspection by all properly interested parties.

                  Restriction and Disposition. Any transfer which is made other than in compliance with the terms and conditions of this Agreement and which is made without the prior written consent of the Company shall be void and of no affect and shall vest no right, title or interest in the transferee.

                  Specific Performance. Each party agrees that breach of this Agreement by such party will cause the other party irreparable harm for which there is no adequate remedy of law and, without limiting whatever other rights and remedies the other party may have under this Agreement, the other party is entitled to the remedy of specific performance to enforce this Agreement and each party consents to the issuance of an order by a court of competence jurisdiction requiring the specific performance of this Agreement.

         EXCEPTIONS TO TERMINATION OF EMPLOYMENT. Whether military, government or other service or leave of absence shall constitute a termination of employment shall be determined in each case by the Board of Directors, in its discretion, and any determination by the Board of Directors shall be final and conclusive. A termination of employment shall not occur where the Optionee transfers from the Company to one of its Affiliates or transfers from an Affiliate to the Company or another Affiliate.

         RESERVATION OF COMMON STOCK. The Company, during the term of the Plan and all Options issued under the Plan, will at all times reserve and keep available, and will use its commercially reasonable best efforts to seek or obtain approval from any regulatory body having jurisdiction over the transactions contemplated by this Agreement in order to issue and sell, such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Option and the Plan. The inability of the Company in the opinion of its counsel to obtain from such regulatory body, in a commercially reasonable manner, permission for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.

         OPTIONEE TRANSFER OF COMMON STOCK. The Optionee shall provide written notice to the Company of each and any transfer or disposition of Common Stock acquired under the Option, irrespective of the type, nature or description of such transfer or disposition. The Optionee shall be solely and exclusively responsible for any federal, state or local income tax or other tax which is payable in connection with or as a result of any such transfer or disposition, and shall indemnify the Company and hold the Company harmless from and against any and all losses, costs or damages, including attorneys' fees, incurred by or asserted against the Company as a result of or relating to such taxes, including specifically, but not exclusively, any penalties, fines or interest payable by reason of a failure to pay such taxes or effect withholding therefore.

         NO ADDITIONAL RIGHTS TO OPTIONEE. Entering into this Agreement shall not confer on the Optionee any right to continuance of employment by the Company and shall not interfere in any way with the Optionee's or the Company's right to terminate such employment at any time for any reason or for no reason. The Optionee shall have none of the rights of a shareholder of the Company with respect to the Common Stock subject to the Option until such Common Stock shall have been issued to the Optionee upon exercise of the Option.

         SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the heirs, successors and assigns of the Company and the Optionee.

         GOVERNING LAW. This Agreement shall be construed according to the laws of Illinois.

         PLAN ADMINISTRATION. The Plan is to be administered by the Company's Board of Directors (whether working through any appropriately appointed committee or otherwise). Subject to the provisions of the Plan, the Board of Directors shall have sole authority, in its absolute discretion, to do everything necessary or appropriate to administer the Plan and the Option, including, without limitation, interpreting the Plan and the Option. All decisions, determinations and interpretations of the Board of Directors or any appropriately appointed committee thereof regarding the Plan and this Agreement shall be final and binding on the Optionee.

         REGULATORY APPROVALS. All obligations of the Company to issue shares of the Common Stock in connection with the exercise of the Option shall be subject to the ability of the Company to obtain necessary approvals from state and/or federal regulatory agencies, and any time frames relating to the purchase of stock by the Company (or its assigns) from an Optionee in accordance with this Agreement shall be extended as reasonably necessary to allow the Company (or its assigns) to obtain necessary approvals from state and/or federal regulatory agencies.

         NOTICES. All notices or other communications from either party to the other shall be in writing and shall be considered to have been duly delivered or served if sent by first class, certified mail, return receipt requested, postage prepaid, to the party at its address as set forth below or at such other address as such party may hereafter designate by written notice to the other party:

                  If to the Company, to:

                  Financial Services Corporation
                     of the Midwest
                  224 18th Street
                  P.O. Box 4870
                  Rock Island, IL  61204-4870
                  Attn:  Douglas M. Kratz

                  If to the Optionee, to:

                  ------------------------------

                  ------------------------------

                  ------------------------------


IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

THE COMPANY:                                                  OPTIONEE:

Financial Services Corporation
  of the Midwest


By: ____________________________                     _________________________

________________________________

    Its:_______________________

                                    EXHIBIT A


                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION


Financial Services Corporation of the Midwest
224 18th Street
P.O. Box 4870
Rock Island, IL  61204-4870

Attn:  _______________


Sir or Madam:

I hereby exercise Option No. ____ (the "Option") granted to me by Financial Services Corporation of the Midwest (the "Corporation") under that certain Incentive Stock Option Agreement, dated _________________________, 199__ (the "Option Agreement"), subject to all the terms and provisions thereof and of the Financial Services Corporation of the Midwest 1996 Combined Incentive and Nonstatutory Stock Option Plan referred to therein, and I hereby notify you of my election to exercise the Option with respect to __________ shares (the "Shares") of the common stock of the Corporation, which shares were offered to me under the Option at an exercise price equal to $______ per share.

In accordance with the Option Agreement, payment of the Option exercise price for the Shares shall be made as follows (select one as appropriate):

             |_| Enclosed is cash _____ certified check ____ cashier's check ____ (check one) in the sum of $_________________, representing the aggregate Option exercise price for the Shares.

             |_| Enclosed is (are) Certificate(s) No.(s) ______________ representing ________________ shares of the Corporation's common stock, which shares are herewith transferred to the Corporation as payment for the Shares being purchased and shall be valued at $_________ per share in accordance with the determination made by the Corporation's Board of Directors. (Note that shares of the Corporation's outstanding common stock may be transferred to the Corporation as all or part of the purchase price for the Shares only with the prior written consent of the Corporation's Board of Directors).

             |_| The undersigned has elected to engage in a net value "cashless" exercise of the Option with respect to the Shares.

I hereby represent that the shares of stock to be delivered to me pursuant to this exercise of the Option are being acquired by me as an investment and not with a view to, or for sale in connection with, the distribution of any of such shares.

Dated: ______________, 199__.


NEW:2871-3                                   __________________________________
                                                                    Optionee